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                                                                    EXHIBIT 10.6


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                             SUBORDINATION AGREEMENT
                           GRANTED BY GRAND CASINOS OF
                         LOUISIANA, LLC - TUNICA-BILOXI
                       IN FAVOR OF HIBERNIA NATIONAL BANK

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                  This Subordination Agreement (the "Agreement") is entered into as of May 28, 1999, by:

                  GRAND CASINOS OF LOUISIANA, LLC-TUNICA-BILOXI (hereinafter referred to as "Grand Casinos-TB"), a Minnesota limited liability company, whose permanent mailing address is 130 Chesire Lane, Minnetonka, Minnesota, 55305, represented herein by Timothy Cope, its duly authorized Chief Financial Officer.

Grand Casinos-TB hereby represents, covenants and agrees as follows:

1. As used herein, the term "Subordinated Claims" shall mean all debts, liabilities and obligations of the Tunica-Biloxi Tribe of Louisiana (hereinafter referred to as the "Tribe"), a federally recognized Indian tribe, to Grand Casinos-TB, whether such debts, liabilities and obligations now exist or are hereafter incurred or arise, or whether the obligation of the Tribe thereon be direct, contingent, primary, secondary, joint and several, or otherwise, and irrespective of whether such debts, liabilities or obligations are evidenced by note, contract, open account or otherwise, and irrespective of the person or entity in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Grand Casinos-TB. Without limiting the foregoing, the term Subordinated Claims includes the following existing debts, liabilities and obligations owed by the Tribe to Grand Casinos-TB under:

         (a) That certain Amended and Restated Management and Construction Agreement (herein referred to as the "Management Agreement") dated November 1, 1991, between the Tribe and Grand Casinos-TB, as successor to Grand Casinos of Louisiana, Inc.- Tunica-Biloxi (hereinafter referred to as "GCL, Inc."), a Minnesota corporation, pursuant to that certain assignment dated December 31, 1998, executed by GCL, Inc. in favor of Grand Casinos-Tunica Biloxi; and

         (b) That certain Amended and Restated Tunica-Biloxi Tribe of Louisiana Security Agreement (herein referred to as the "Grand Casinos-Tunica Biloxi Security Agreement") dated November 1, 1991, between the Tribe, as the debtor, and Grand-Casinos-TB, as the secured party, as successor to GCL, Inc., pursuant to that certain assignment dated December 31, 1998, executed by GCL, Inc., in favor of Grand Casinos-Tunica Biloxi; and

         (c) That certain UCC-1 Financing Statement executed by the Tribe, as the debtor, in favor of Grand Casinos-TB, as the secured party, as successor to GCL, Inc., filed on April 7, 1992, in the public records of Avoyelles Parish, Louisiana, under Original File No. 05-920792, and as continued by Continuation Statement filed in

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                  the public records of Avoyelles Parish, Louisiana, under File
                  No. 05-970190 (herein referred to as the "Grand Casino-TB Financing Statement") [Grand Casinos-Tunica Biloxi succeeded to the interests of GCL, Inc., pursuant to that certain assignment dated December 31, 1998, executed by GCL, Inc., in favor of Grand Casinos-Tunica Biloxi which is reflected by that certain assignment filed under Original File No. 05-990635 of the Records of Avoyelles Parish, Louisiana];

        (herein collectively referred to as the "Existing Subordinated Claims").

2. For and in consideration of the Hibernia Indebtedness (herein defined) under the Hibernia Documents (herein defined), and in order to induce the Hibernia National Bank ("Hibernia Bank"), acting in its discretion in each instance, to make loans or otherwise to give, grant or extend credit at any time or times to the Tribe under the Hibernia Documents, Grand Casinos-TB hereby agrees, subject to the terms of that certain Intercreditor Agreement dated May 28, 1999, between Hibernia Bank, Lakes Gaming, inc., and Grand Casinos-TB, as follows:

         (a) To subordinate, and does hereby subordinate, the payment by the Tribe of the Subordinated Claims, together with any and all interest accrued or to accrue thereon, to the payment to Hibernia Bank of any and all debts, liabilities and obligations for which the Tribe may now or hereafter be under obligation to Hibernia Bank (the "Hibernia Indebtedness"), under:

                  (i) that certain Equipment Loan Agreement dated May 28, 1999, between Hibernia Bank, as lender, and the Tribe, as borrower (herein referred to as the "Loan Agreement");

                  (ii) that certain Promissory Note dated May 28, 1999, executed by the Tribe in favor of Hibernia Bank in the original principal sum of $6,000,000.00 (herein referred to as the "Note");

                  (iii) that certain Commercial Security Agreement dated May 28, 1999, executed by the Tribe, as debtor, in favor of Hibernia Bank, as secured party, which agreement covers certain equipment and machinery more fully described therein (the "Hibernia Security Agreement");

                  (iv) that certain Dominion Account Agreement dated May 28, 1999, executed by the Tribe, The Cottonport Bank, Hibernia Bank, Lakes Gaming and Grand Casinos of Louisiana L.L.C. --Tunica-Biloxi (the "Hibernia Dominion Account Agreement"); and

                  (v) that certain Non Standard Financing Statement(s) executed by the Tribe, as the debtor, in favor of the Hibernia Bank, as the secured party, regarding the Collateral (as defined in the Hibernia Security Agreement) which instrument has or soon will be recorded in the public records of Avoyelles Parish, Louisiana, (the Loan Agreement, Note, Hibernia Security Agreement, Hibernia Dominion Account Agreement and Hibernia

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                           Financing Statement are sometimes collectively
                           referred to as the "Hibernia Documents").

                  (whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligation of the Tribe thereon be direct, contingent, primary, secondary, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account or otherwise).

         (b) Not to ask, demand, sue for, take or receive all or any part of the Subordinated Claims, or any interest thereon, unless or until that portion of the Hibernia Indebtedness then due shall have been fully paid and discharged; provided however, unless and until Hibernia Bank notifies Grand Casinos-TB at the address noted above that an Event of Default has occurred under the terms of the Loan Agreement, Grand Casinos-TB may continue to receive scheduled payments from the Tribe under the Existing Subordinated Claims;

         (c) That, if any payment(s) is (are) made on account of the Subordinated Claims contrary to the terms of this Agreement, each and every amount so paid shall be held in trust by Grand Casinos-TB on behalf of Hibernia Bank and Grand Casinos- TB will promptly pay such amounts to Hibernia Bank to be credited and applied to any Hibernia Indebtedness (principal and/or interest) then owing to Hibernia Bank by the Tribe, whether matured or unmatured;

         (d) That any liens, security interests, judgments liens, charges or other encumbrances upon the Tribe's assets securing payment of the Subordinated Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon the Tribe's assets securing payment of the Hibernia Indebtedness;

         (e) If Grand Casinos-TB forecloses upon any of the Subordinated Claims or obtains possession of the Tribe's property in lieu of foreclosure, all assets of the Tribe or proceeds thereof obtained thereby shall be held in trust by Grand Casinos-TB on behalf of Hibernia Bank and Grand Casinos-TB will promptly pay such amounts to Hibernia Bank to be credited and applied to any Hibernia Indebtedness (principal and/or interest) then owing to Hibernia Bank by the Tribe, whether matured or unmatured;

         (f) That, upon any distribution of the assets or readjustment of indebtedness of the Tribe, whether by reason of reorganization, liquidation, dissolution, bankruptcy, receivership, assignment for the benefit of creditors, or any other action or proceeding involving the readjustment of all or any of the Subordinated Claims, or the application of assets of the Tribe to the payment or liquidation thereof, either in whole or in part, Hibernia Bank shall be entitled to receive payment in full of any and all of the Hibernia Indebtedness then owing to Hibernia Bank by the Tribe prior to the payment of all or any portion of the Subordinated Claims; and


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         (g)      Not to transfer, assign, encumber or subordinate at any time while this Agreement remains in effect, any right, claim or interest of any kind in or to any of the Subordinated Claims, either principal or interest, unless such is done expressly subject to the terms and provisions of this Agreement.

4. This Agreement is complete and effective upon execution by Grand Casinos-TB and delivery of this Agreement to Hibernia Bank.

5. This is a continuing Agreement and shall remain in full force and effect and be binding upon Grand Casinos-TB and its legal representatives, successors or assigns, until all of the Hibernia Indebtedness has been paid in full and the aforesaid Loan Agreement has been terminated.

6. This Agreement shall be deemed to be made under and shall be governed by the laws of the State of Louisiana in all respects, including matters of construction, validity and performance.

7. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of Hibernia Bank and Grand Casinos-TB.

8. Hibernia Bank will not alter, modify or amend any of the Hibernia Documents with the prior written consent of Grand Casinos-TB, which consent will not be unreasonably withheld.

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                                         GRAND CASINOS OF LOUISIANA, LLC-
                                         TUNICA BILOXI



                                         By  s/ Timothy Cope
                                             -----------------------------------
                                             Timothy Cope, Its Chief Financial
                                             Officer


ACCEPTED:

HIBERNIA NATIONAL BANK



By  s/ Christopher Haskew
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    Christopher Haskew, its Vice President


Date: May 13, 1999













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